UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2011

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Tennessee Commerce Bancorp, Inc. (Nasdaq:TNCC) has scheduled a conference call update for Tuesday April 19, 2011.

Michael R. Sapp, Chairman and Chief Executive Officer, Frank Perez, Chief Financial Officer, and senior management will be available for questions following prepared remarks.

Date:                               April 19, 2011

Time:                              8:00 AM CT

Listen via Internet:

Schedule this webcast into MS-Outlook calendar (click open when prompted):

http://apps.shareholder.com/PNWOutlook/t.aspx?m=47490&k=EF40814B

Telephone:     877-312-5412

An audio replay of the conference will be available approximately two hours after the call’s completion on our website at http://www.tncommercebank.com under Investor Relations, or by dialing one of the following Dial-In Numbers and the Conference ID shown below:

Encore Dial In #: (800) 642-1687

Encore Dial In #: (706) 645-9291

Conference ID number: 61585342

The recording will be available from: 04/19/2011 12:00 to 04/25/2011 23:59 CT

Tennessee Commerce Bancorp, Inc. is the parent company of Tennessee Commerce Bank. The Company celebrated its tenth anniversary on January 14, 2010. The Bank provides a wide range of banking services and is primarily focused on business accounts. Its corporate and banking office is located in Franklin, Tennessee. Tennessee Commerce Bancorp’s stock is traded on the NASDAQ Global Market under the symbol TNCC. Additional information concerning Tennessee Commerce can be accessed at www.tncommercebank.com.

The matter described herein may contain statements that are forward-looking as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided to assist in the understanding of anticipated future financial results. However, such forward-looking statements involve risks and uncertainties, including uncertainties relating to interest rates, management and operation of acquired operations, acquisition opportunities, loan demand, loan losses and general market risks. These factors may cause actual results to differ materially from those in such statements. Additional factors that may cause such forward-looking statements to differ materially from the Company’s actual results are included in Company Reports filed with the Securities and Exchange Commission. Tennessee Commerce Bancorp is not responsible for updating the information contained in this conference call beyond today, or for changes made to this call by the Conference Call Company or Internet services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: April 19, 2011